UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 23, 2005


                             CATCHER HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-50299               62-0201385
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


            39526 Charlestown Pike, Hamilton, VA                    20158
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          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (805) 443-9431

                           U.S. Telesis Holdings, Inc.
                    41 Commonwealth Avenue, Boston, MA 02116
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item. 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 24, 2005, the Board of Directors of the Registrant (the "BOARD OF DIRECTORS") approved an employment agreement (the "EMPLOYMENT AGREEMENT") with Jeff Gilford and the Registrant's wholly-owned subsidiary, Catcher, Inc. ("CATCHER"), whereby Mr. Gilford is to serve as the Chief Financial Officer of the Registrant for an initial term of three years commencing on June 16, 2005. Mr. Gilford will receive an annual base salary of $200,000 (the "BASE SALARY") and be entitled to any incentive bonus program Catcher may adopt for its executive employees, provided that, in no event will such incentive bonus program provide for a bonus of less than 50% of Mr. Gilford's Base Salary upon achievement of certain goals agreed between Catcher and the Board of Directors. In addition, Mr. Gilford shall be entitled to a bonus of $15,000 which shall not be part of any incentive bonus program or yearly bonus, and shall be paid within 30 days from the execution of the Employment Agreement. Mr. Gilford is also entitled to options to purchase 918,000 shares of common stock of Registrant at an exercise price of $3.74 vesting over three years in three separate tranches consisting of (1) a first tranche of 580,000 shares, 25% of which vests on the effective date of the Employment Agreement with the remaining 75% vesting monthly, pro rata each month, over the three year period following the effective date of the Employment Agreement, (2) a second tranche of 193,000, 25% of which vests on the first anniversary of the effective date of the Employment Agreement with the remaining 75% vesting monthly, pro rata each month, over the three year period following the first anniversary of the effective date of the Employment Agreement and (3) a third tranche of 145,000 shares, 25% of which vests on the second anniversary of the effective date of the Employment Agreement with the remaining 75% vesting monthly, pro rata each month, over the three year period following the second anniversary of the effective date of the Employment Agreement. If there is a "Change of Control" of Registrant (as that term will be defined in an agreement between the Registrant and Mr. Gilford), all unvested options will immediately vest. However, if Mr. Gilford's employment is terminated without Cause or for Good Reason (as each of those terms are defined in the Employment Agreement), any unvested options in a tranche that had commenced to vest shall immediately vest. The grant of options are subject to stockholder approval of a stock option plan of the Registrant. A copy of the Employment Agreement is attached as Exhibit 10.1 to this filing.

Item 3.02       UNREGISTERED SALES OF EQUITY SECURITIES.

On June 24, 2005, the Board of Directors approved the issuance of warrants to designees of BlackFord Partners, Inc. in connection with BlackFord Partners, Inc. providing consulting and advisory services to the Registrant and Catcher. Pursuant to a Services Agreement, dated as of May 6, 2005 (the "SERVICES AGREEMENT"), BlackFord Partners, Inc. agreed to provide financial and accounting advisory services at a rate of $75 - $125 per hour. Pursuant to an Amendment to the Services Agreement, dated as of June 24, 2005, a warrant to purchase 20,000 shares of common stock, par value $0.001 per share, of the Registrant (the "COMMON STOCK") at an exercise price of $3.74 was issued to Stanley Blackburn and a warrant to purchase 65,000 shares of Common Stock at an exercise price of $3.74 was issued to Jeff Gilford.

See also Item 1.01 regarding grant of options to Mr. Gilford.



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Item. 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On June 23, 2005 Nicholas Rigopulous resigned as the Chief Financial Officer of the Registrant.

(c) On June 24, 2005, the Board of Directors of the Registrant appointed Jeff Gilford as the Chief Financial Officer. See also Item 1.01 regarding terms of the employment agreement with Mr. Gilford.

Mr. Gilford has more than 20 years' experience as a finance and operations executive. Prior to joining Catcher in 2005, Mr. Gilford was a Principal of BlackFord Partners, Inc., a company he co-founded in 2001. BlackFord Partners, Inc. is a financial advisory firm providing Acting Chief Financial Officer services to early stage venture backed technology companies, focusing on areas including securing business financing, strategy formulation, development of financial infrastructure, and direction with operational matters. From 1998 until founding BlackFord Partners, Inc., Mr. Gilford was the Vice-President of Finance/Chief Financial Officer of OrderFusion, Inc. a sell-side e-commerce software provider. Mr. Gilford began his career as a licensed California CPA with Touche Ross & Co. (currently Deloitte & Touche USA LLP), and holds a Master's of Business Administration and BS in Business Administration from San Diego State University.

(d) On June 24, 2005, the Board of Directors elected H. Clayton Foushee Jr. to fill one of the vacancies in the Board of Directors. Mr. Foushee has a wealth of experience in the aviation, operations, legislation, safety and security fields. He spent nearly a decade in senior executive positions with Northwest Airlines, first as Managing Director, Flight Procedures, Training and Standards from 1992 to 1993, then as Vice President, Flight Operations from 1993 to 1998 and finally as Vice President, Regulatory Affairs from 1998 to 2001. From 2002 until January, 2005, Mr. Foushee was Vice President and Partner at Unisys Corporation's Global Transportation Division where he managed major strategic transportation projects and coordinated significant public and private industry initiatives with the Congress and government agencies. Most recently, since February, 2005, Mr. Foushee has been a non-attorney partner with the law firm Zucker, Stoutt and Rasenberger, LLP and Director of Government Affairs for Farugutt International, LLC, a Washington, D.C. based consultancy.

Item 5.03. AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On June 23, 2005, the Amended and Restated Certificate of Incorporation of the Registrant (the "CHARTER") was filed with the Delaware Secretary of State which among other things (i) changed the name of the Registrant to Catcher Holdings, Inc.; and (ii) provided for a 1 for 7.2 reverse stock split in respect of the Registrant's issued and outstanding common stock (the "REVERSE SPLIT"). The Charter also provides that all but one share of the 733,778 shares of the Registrant's Series A Preferred Stock were automatically converted, on a one -for-eight basis, to


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Common Stock. A certified copy of the Charter is attached hereto as Exhibit 3.1.
The Registrant issued a press release on June 24, 2005 regarding the name change and reverse stock split.

Item 5.05. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On June 24, 2005, the Board of Directors of the Registrant adopted a code of ethics of the Registrant. A copy of the code of ethics is attached hereto as
Exhibit 14.1

Item  8.01        OTHER EVENTS.

The Registrant has relocated its principal office to 39526 Charlestown Pike, Hamilton, VA 20158 and the phone number is (540) 882-3087.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits

         3.1. Certified copy of the Amended and Restated Certificate of Incorporation of the Registrant

         4.1    Form of Warrant issued to Stanley Blackburn

         4.2    Form of Warrant issued to Jeff Gilford

         10.1 Employment Agreement, effective as of June 16, 2005, between Jeff Gilford and Catcher

         10.2 Services Agreement, dated as of May 6, 2005, between the Registrant and BlackFord Partners Inc., as amended by the Amendment dated June 24, 2005

         14.1   Code of Ethics

         99.1   Copy of the press release dated June 24, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: June 28, 2005

                                    CATCHER HOLDINGS, INC.

                                    By:     /s/ Charles Sander

                                          -------------------------
                                          Name:  Charles Sander
                                          Title: Chief Executive Officer